Federal Income Tax	12 Months Ended
Dec. 31, 2012
Federal Income Tax [Abstract]
Federal Income Tax

Note 9 - Federal Income Tax

Deferred tax assets and liabilities are recognized for future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using the enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be reversed. The Company and the Bank file a consolidated Federal income tax return.

The analysis of the consolidated provision for federal income tax is as follows:

	Year Ended December 31
	2012	2011

Continuing operations:
Current provision	$-	$18
Deferred benefit	-	(18)

Total	$-	$-

The following presents a reconciliation of income taxes as shown on the Consolidated Statement of Operations with that which would be computed by applying the statutory Federal tax rate of 34% to income (loss) before taxes in 2012 and 2011.

	Year Ended December 31
	2012	2011

Tax (benefit) expense at statutory rate	$(73)	$252
Increase (decrease) from:
Change in valuation allowance	138	(177)
Tax-exempt interest	(52)	(55)
Other	(13)	(20)

Total income tax expense	$-	$-

Management monitors changes in tax statutes and regulations and the issuance of judicial decisions to determine the potential impact to uncertain income tax positions. At December 31, 2012 and 2011, the Company had no unrecognized tax benefits recorded. The Company does not expect the amount of unrecognized tax benefits to significantly change within the next twelve months. During 2012 and 2011, there were no material uncertain income tax positions.

Management believes that it is more likely than not that a portion of the deferred Federal tax assets will be realized. At December 31, 2012 and 2011 there was $3.2 million and $3.0 million of valuation allowance required. The tax effects of temporary differences that give rise to significant portions of the deferred Federal tax assets and deferred Federal tax liabilities are presented below

	December 31
	2012	2011
Deferred tax assets:
Other real estate owned	$96	$185
Non-accrual loan interest	65	20
Directors' benefit plan	274	279
Net operating loss carryforward	3,536	3,320
Investment in subsidiary	784	784
Net deferred loan origination fees	109	93
Other	192	139

Total deferred tax assets	5,056	4,820

Less: valuation allowance	3,166	3,028

Deferred tax liabilities:
Allowance for loan losses	158	143
Mortgage servicing rights	345	338
Partnership losses	117	118
Unrealized gain on available-for-sale securities	385	344
Depreciation	343	287
Other	211	190

Total deferred tax liabilities	1,559	1,420

Net deferred tax asset	$331	$372

The Company has net operating loss carryforwards of approximately $10.4 million generated from December 31, 2007 through December 31, 2012 that are available to reduce total taxable income through the years ending December 31, 2032.

For tax years beginning prior to January 1, 1996, a qualified thrift institution was allowed a bad debt deduction for tax purposes based on a percentage of taxable income or on actual experience. The Bank used the percentage of taxable income method through December 31, 1995.

A deferred tax liability has not been recognized for the tax bad debt base year reserves of the Bank. The base year reserves are the balance of reserves as of December 31, 1987. At December 31, 2012 and 2011, the amount of those reserves was approximately $60,000. The amount of the unrecognized deferred tax liability at December 31, 2012 and 2011 was approximately $20,000.